The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Deal Info					Master Servicer:		Countrywide Home Loans Servicing
Deal Name	SABR 2005-FR4				Backup Servicer:
Bloomberg Ticker:	SABR 2005-FR4				Primary Servicer (s):		%	Name		Originator (s):	%	Name
Asset Class:	Subprime					1	100%	Countrywide Home Loans Servicing		1	100%	Fremont
Issuer:	Fremont					2				2
Trustee:	Wells Fargo Bank					3				3
Lead Manager(s)	Barclays					4				4
						5				5
Month:						6				6
To Roll	20					7				7
Remaining Term	353					8				8
Remaining IO Term	55					9				9
						10				10
% Interest Only	26.63%
Cells in red font are calculations and should be left alone.					Please fill out complete list of servicers and originators even if it is greater then ten
Please put averages in gray cells at the bottom of each bucket.

FICO BUCKET
FICO	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
NA			0.00%
=<500	6	1,238,205	0.11%	206,368	8.269%	500	71.06%	45.46%	100.00%	58.69%	100.00%	61.52%	0.00%
>500 =<520	214	45,572,811	4.15%	212,957	8.534%	510	74.08%	43.09%	97.37%	88.44%	94.48%	46.79%	0.00%
>520 =<540	293	61,781,640	5.63%	210,859	8.082%	531	74.75%	43.23%	95.05%	86.17%	87.91%	56.16%	0.41%
>540 =<560	412	83,219,938	7.58%	201,990	7.740%	551	81.29%	43.44%	94.61%	85.85%	76.30%	69.07%	0.00%
>560 =<580	456	78,562,273	7.15%	172,286	7.712%	571	83.09%	42.27%	92.86%	85.72%	64.56%	75.78%	1.67%
>580 =<600	835	123,641,678	11.26%	148,074	7.318%	590	83.46%	42.27%	93.50%	85.98%	42.68%	87.66%	29.81%
>600 =<620	701	117,035,454	10.66%	166,955	7.080%	610	83.93%	42.77%	93.33%	80.65%	53.44%	76.94%	31.81%
>620 =<640	766	122,360,746	11.14%	159,740	7.132%	630	83.76%	42.28%	93.78%	80.09%	55.92%	64.19%	25.96%
>640 =<660	752	122,629,017	11.17%	163,071	6.961%	650	84.25%	42.13%	96.80%	83.72%	39.94%	60.37%	38.56%
>660 =<680	587	108,302,639	9.86%	184,502	6.856%	670	83.14%	41.88%	92.99%	82.02%	39.36%	49.75%	44.84%
>680 =<700	450	95,849,834	8.73%	213,000	6.712%	690	83.82%	43.62%	90.12%	79.30%	31.87%	52.22%	40.09%
>700 =<750	478	107,665,236	9.80%	225,241	6.761%	720	83.47%	41.92%	88.32%	73.79%	21.16%	38.98%	37.17%
>750	124	30,398,218	2.77%	245,147	6.626%	772	82.20%	40.69%	85.97%	71.27%	18.51%	49.03%	35.39%
TOTAL	6,074	1,098,257,689	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

FICO Mean:	624	Median:	623	Standard Deviation:		58.99

LTV BUCKET
LTV	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<50	84	14,000,959	1.27%	166,678	7.422%	602	41.90%	38.91%	95.98%	90.02%	94.24%	42.03%	0.64%
>50 =<55	45	9,009,299	0.82%	200,207	7.340%	594	52.70%	39.36%	92.37%	87.27%	97.71%	50.81%	3.54%
>55 =<60	56	14,314,535	1.30%	255,617	7.015%	596	57.92%	37.74%	94.78%	85.78%	92.46%	39.36%	10.60%
>60 =<65	132	31,752,004	2.89%	240,545	7.729%	589	63.79%	40.47%	99.31%	81.68%	93.95%	43.09%	13.40%
>65 =<70	156	38,556,134	3.51%	247,155	7.663%	584	68.85%	42.12%	99.81%	86.78%	93.87%	54.95%	16.43%
>70 =<75	187	43,584,556	3.97%	233,072	7.631%	569	73.91%	42.39%	85.62%	82.83%	90.94%	54.03%	14.41%
>75 =<80	2,001	503,336,930	45.83%	251,543	6.604%	643	79.86%	42.44%	95.36%	82.13%	36.41%	58.02%	54.20%
>80 =<85	404	93,286,819	8.49%	230,908	7.034%	598	84.57%	43.05%	88.72%	85.42%	78.13%	71.40%	0.00%
>85 =<90	1,011	209,551,531	19.08%	207,272	7.225%	612	89.83%	43.48%	84.94%	80.05%	53.37%	80.10%	0.22%
>90 =<95	370	30,688,209	2.79%	82,941	7.992%	646	94.84%	42.30%	95.01%	73.95%	55.37%	68.95%	1.30%
>95 <100	46	4,172,849	0.38%	90,714	8.883%	666	98.67%	40.02%	100.00%	79.54%	53.52%	66.37%	0.00%
=>100	1,582	106,003,866	9.65%	67,006	9.462%	657	100.00%	42.61%	99.88%	80.46%	17.94%	57.24%	0.00%
TOTAL	6,074	1,098,257,691	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
						CLTV:	82.51%
LTV Mean:	86.39	Median:	85.00	Standard Deviation:		11.84		LTV =80:	42.15		Silent Seconds:		44.32

DTI BUCKET
DTI	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<20	138	24,746,598	2.25%	179,323	7.412%	620	79.58%	14.58%	76.34%	81.49%	55.77%	64.85%	17.60%
>20 =<25	163	23,459,172	2.14%	143,921	7.419%	612	80.78%	22.80%	89.09%	86.28%	57.01%	67.83%	26.00%
>25 =<30	331	57,197,341	5.21%	172,802	7.166%	629	79.91%	27.69%	94.21%	85.27%	56.32%	64.60%	25.11%
>30 =<35	517	80,766,491	7.35%	156,221	7.328%	624	80.98%	32.79%	91.17%	83.15%	52.85%	62.01%	23.11%
>35 =<40	846	149,397,628	13.60%	176,593	7.249%	627	81.94%	37.67%	94.37%	83.24%	49.95%	57.50%	27.33%
>40 =<45	1,334	240,264,775	21.88%	180,109	7.241%	633	83.02%	42.66%	95.27%	80.84%	43.05%	55.56%	31.44%
>45 =<50	2,161	388,803,854	35.40%	179,918	7.080%	638	84.08%	47.86%	93.99%	81.53%	41.39%	65.99%	33.87%
>50 =<55	581	133,281,933	12.14%	229,401	7.401%	586	80.60%	52.78%	89.79%	81.12%	79.30%	67.76%	0.65%
>55 =<60	3	339,899	0.03%	113,300	7.174%	583	72.41%	55.25%	100.00%	100.00%	100.00%	100.00%	23.54%
TOTAL	6,074	1,098,257,691	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

DTI Mean:	41.94	Median:	44.00	Standard Deviation:		8.61

PURPOSE BUCKET
Purpose	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Purchase	3,552	545,582,011	49.68%	153,599	7.243%	651	85.29%	42.38%	92.81%	80.09%	0.00%	62.51%	38.21%
Refi (Cash out)	2,495	547,115,090	49.82%	219,285	7.186%	603	79.74%	42.59%	93.47%	83.79%	100.00%	62.29%	15.29%
Refi (no cash)
Refi (Rate Term)	27	5,560,589	0.51%	205,948	7.239%	601	83.65%	42.98%	87.71%	90.01%	0.00%	67.58%	6.33%
Consolidation
Other
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

OCCUPANCY BUCKET
Occ Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Primary (OOC)	5,571	1,022,624,603	93.11%	183,562	7.184%	625	82.42%	42.61%	100.00%	83.06%	50.01%	62.11%	28.60%
Investment	455	66,064,572	6.02%	145,197	7.653%	648	84.27%	40.73%	0.00%	65.21%	47.84%	69.74%	0.00%
2nd / Vacation	48	9,568,515	0.87%	199,344	7.492%	619	80.20%	42.00%	0.00%	82.83%	42.93%	46.18%	0.00%
Rental
Other
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
					0

DOCUMENTATION BUCKET
Doc Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Full	4,179	685,606,879	62.43%	164,060	7.020%	619	83.51%	42.72%	92.64%	84.12%	49.71%	100.00%	31.56%
Alternative
Limited
Stated	1,766	377,823,782	34.40%	213,943	7.579%	644	80.98%	42.49%	93.89%	77.11%	47.82%	0.00%	19.18%
No Ratio
NINA
No Doc
Other	129	34,827,029	3.17%	269,977	7.082%	591	79.70%	37.99%	94.05%	92.75%	73.60%	0.00%	10.40%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

PROPERTY BUCKET
Property Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Single Family	5,053	900,382,241	81.98%	178,188	7.208%	624	82.32%	42.41%	94.33%	100.00%	50.92%	64.06%	27.88%
PUD
2-4 Unit	570	129,377,488	11.78%	226,978	7.242%	640	83.43%	43.45%	86.09%	0.00%	50.15%	49.98%	12.40%
Townhouse
Condo	451	68,497,960	6.24%	151,880	7.242%	639	83.40%	41.75%	90.32%	0.00%	34.73%	64.53%	37.03%
MH
Other
TOTAL	6,074	1,098,257,689	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

PRINCIPAL BUCKET
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<50	1,102	30,088,040	2.74%	27,303	10.264%	637	98.70%	41.52%	96.26%	86.29%	18.02%	76.78%	0.00%
>50 =<75	519	32,041,000	2.92%	61,736	9.440%	635	93.79%	41.46%	85.82%	83.57%	25.45%	67.85%	0.81%
>75 =<100	544	47,817,930	4.35%	87,901	8.634%	624	87.67%	40.74%	91.47%	82.31%	36.97%	67.98%	5.47%
>100 =<125	534	60,294,642	5.49%	112,911	7.993%	616	85.25%	41.04%	90.67%	85.80%	37.75%	72.03%	12.88%
>125 =<150	473	65,026,240	5.92%	137,476	7.734%	611	82.80%	41.40%	91.88%	85.82%	43.00%	73.00%	17.08%
>150 =<200	835	144,573,097	13.16%	173,141	7.309%	610	80.67%	42.41%	91.36%	85.60%	53.20%	70.31%	22.45%
>200 =<250	506	113,349,051	10.32%	224,010	7.034%	614	80.36%	42.59%	94.30%	83.66%	56.75%	71.19%	28.76%
>250 =<300	405	111,466,027	10.15%	275,225	6.909%	622	80.72%	42.95%	93.12%	80.56%	55.63%	64.04%	26.57%
>300 =<350	345	111,396,801	10.14%	322,889	6.749%	624	81.52%	43.14%	92.89%	76.22%	52.92%	62.65%	31.16%
>350 =<400	256	96,234,499	8.76%	375,916	6.698%	633	81.72%	43.68%	94.92%	77.80%	59.47%	49.21%	33.37%
>400 =<450	173	73,170,250	6.66%	422,949	6.634%	642	82.61%	43.90%	94.28%	77.04%	53.00%	55.54%	34.34%
>450 =<500	141	67,043,219	6.10%	475,484	6.560%	643	81.77%	43.32%	96.48%	78.03%	48.54%	49.87%	42.44%
>500 =<600	145	79,263,490	7.22%	546,645	6.602%	648	81.11%	42.04%	93.05%	78.39%	44.94%	47.11%	39.83%
>600 =<700	60	39,165,103	3.57%	652,752	6.666%	652	81.48%	42.41%	94.82%	91.77%	51.69%	53.49%	39.99%
=>700	36	27,328,301	2.49%	759,119	6.743%	639	75.72%	40.45%	94.64%	94.52%	67.76%	51.67%	30.77%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
* In $1,000
	Min	179	Max	970,089

State Concentration Bucket *
State*	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Southern California	760	199,310,943	18.15%	262,251	6.744%	641	80.16%	43.17%	94.84%	82.38%	47.23%	56.40%	40.34%
New York	423	113,017,628	10.29%	267,181	7.189%	634	81.65%	43.05%	92.99%	55.58%	55.05%	42.84%	8.66%
Northern California	584	146,117,899	13.30%	250,202	6.730%	644	81.74%	43.50%	96.22%	92.50%	39.90%	67.27%	56.09%
Florida	736	100,651,979	9.16%	136,755	7.527%	618	83.46%	41.15%	90.92%	87.51%	41.43%	65.23%	19.15%
Maryland	306	57,814,955	5.26%	188,938	7.370%	615	82.26%	42.96%	95.71%	92.74%	61.87%	68.75%	24.26%
New Jersey	344	82,193,977	7.48%	238,936	7.455%	605	81.13%	42.18%	92.77%	73.92%	72.56%	52.28%	8.11%
Illinois	343	50,311,291	4.58%	146,680	7.590%	617	85.06%	43.68%	88.83%	67.90%	56.17%	62.84%	7.33%
Massachusetts	200	40,307,625	3.67%	201,538	7.310%	628	82.21%	43.44%	94.29%	55.16%	61.64%	61.33%	21.69%
Georgia	297	31,911,462	2.91%	107,446	7.656%	617	86.03%	41.15%	88.17%	94.01%	32.33%	76.03%	20.56%
Virginia	195	32,308,390	2.94%	165,684	7.528%	610	83.95%	42.08%	92.10%	93.75%	53.21%	64.21%	20.73%
Colorado	164	21,529,333	1.96%	131,276	6.835%	629	84.19%	40.52%	95.43%	95.00%	35.86%	87.06%	58.41%
Connecticut	109	17,332,636	1.58%	159,015	7.599%	615	82.88%	41.00%	89.85%	68.56%	59.86%	67.48%	7.22%
Hawaii	85	20,023,884	1.82%	235,575	7.078%	661	83.32%	42.36%	89.64%	72.78%	56.23%	53.67%	21.71%
Nevada	115	18,861,493	1.72%	164,013	7.123%	634	82.65%	43.98%	93.50%	94.03%	47.07%	70.50%	40.95%
Arizona	129	18,380,847	1.67%	142,487	7.389%	611	82.52%	38.46%	96.15%	98.59%	44.47%	69.73%	38.76%
Other	1,284	148,183,348	13.49%	115,408	7.640%	613	85.07%	41.55%	90.99%	91.99%	46.11%	73.88%	14.62%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
*Separate California into North and South if possible.
California Breakdown	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
CA North	584	146,117,899	42.30%	250,202	6.730%	644	81.74%	43.50%	96.22%	92.50%	39.90%	67.27%	56.09%
CA South	760	199,310,943	57.70%	262,251	6.744%	641	80.16%	43.17%	94.84%	82.38%	47.23%	56.40%	40.34%
	1,344	345,428,842	100.00%	257,016	6.738%	642	80.83%	43.31%	95.42%	86.66%	44.13%	61.00%	47.00%

FIXED / FLOATING (ii)
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Fixed	2,282	196,441,433	17.89%	86,083	8.206%	642	86.75%	42.38%	95.70%	84.41%	56.77%	68.25%	0.00%
2/28	2,680	586,112,502	53.37%	218,699	7.445%	606	82.78%	42.67%	88.82%	79.28%	57.42%	54.91%	0.00%
3/27	60	14,785,628	1.35%	246,427	6.957%	621	82.69%	41.65%	97.78%	82.56%	58.54%	54.65%	0.00%
5/25	30	8,443,557	0.77%	281,452	6.777%	658	80.88%	43.58%	84.39%	78.74%	79.49%	61.72%	0.00%
2/28 IO	967	275,990,979	25.13%	285,409	6.123%	657	79.29%	42.30%	100.00%	85.81%	27.01%	73.43%	100.00%
3/27 IO	55	16,483,591	1.50%	299,702	5.944%	656	77.45%	40.70%	100.00%	86.33%	55.49%	83.31%	100.00%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

LIEN BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
First	4,259	1,008,041,430	91.79%	236,685	6.971%	624	80.99%	42.48%	92.60%	81.80%	52.51%	62.28%	29.01%
Second	1,815	90,216,260	8.21%	49,706	9.940%	651	99.50%	42.59%	98.86%	83.98%	19.74%	64.02%	0.00%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

PREPAYMENT BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
None	1,500	226,598,322	20.63%	151,066	7.634%	618	83.50%	42.28%	92.19%	76.28%	55.50%	58.92%	14.58%
1 Year	705	143,009,410	13.02%	202,850	7.340%	635	82.66%	42.81%	92.45%	72.26%	48.24%	56.83%	20.41%
2 Year	3,349	625,980,258	57.00%	186,916	7.115%	626	82.71%	42.54%	93.48%	84.77%	43.73%	63.58%	33.95%
3 Year	520	102,669,700	9.35%	197,442	6.720%	637	78.94%	42.21%	93.81%	91.09%	76.56%	70.92%	17.27%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%

INDEX BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Libor - 6 Month	3,792	901,816,257	82.11%	237,821	6.999%	623	81.59%	42.51%	92.55%	81.45%	48.30%	61.16%	32.43%
Fixed	2,282	196,441,433	17.89%	86,083	8.206%	642	86.75%	42.38%	95.70%	84.41%	56.77%	68.25%	0.00%
TOTAL	6,074	1,098,257,690	100.00%	180,813	7.215%	627	82.51%	42.49%	93.11%	81.98%	49.82%	62.43%	26.63%
List all reset rates

	Deal Coverage
	Percentage of the deal based on FICO and LTV buckets.*		Loan-to-Value (LTV)
			=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
	FICO	NA	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
		=<500	0.00%	0.00%	0.03%	0.03%	0.03%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
		>500 =<550	0.55%	0.41%	1.05%	1.38%	2.21%	4.58%	2.24%	0.59%	0.00%	0.00%	0.00%
		>550 =<600	0.62%	0.27%	0.63%	0.80%	0.44%	7.12%	2.52%	9.02%	0.44%	0.04%	0.83%
		>600 =<625	0.17%	0.22%	0.36%	0.32%	0.47%	5.62%	1.26%	3.15%	0.63%	0.04%	1.51%
		>625 =<650	0.35%	0.16%	0.19%	0.28%	0.30%	6.40%	1.04%	2.26%	0.61%	0.04%	2.18%
		>650 =<675	0.15%	0.15%	0.43%	0.24%	0.25%	7.41%	0.37%	1.40%	0.45%	0.15%	2.11%
		>675 =<700	0.17%	0.04%	0.01%	0.36%	0.08%	6.51%	0.56%	1.14%	0.28%	0.05%	1.69%
		>700 =<725	0.05%	0.00%	0.07%	0.03%	0.18%	4.10%	0.32%	0.85%	0.19%	0.01%	0.70%
		>725 =<750	0.01%	0.00%	0.09%	0.05%	0.00%	2.14%	0.12%	0.34%	0.07%	0.00%	0.49%
		>750 <800	0.02%	0.05%	0.02%	0.02%	0.01%	1.78%	0.07%	0.32%	0.09%	0.05%	0.14%
		=>800	0.00%	0.00%	0.00%	0.00%	0.00%	0.15%	0.00%	0.00%	0.03%	0.00%	0.00%
	* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets

	MI Coverage
	Percentage of MI coverage based on FICO and LTV buckets.*		Loan-to-Value (LTV)
			=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
	FICO	NA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		=<500	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>500 =<550	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>550 =<600	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>600 =<625	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>625 =<650	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>650 =<675	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>675 =<700	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>700 =<725	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>725 =<750	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		>750 <800	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
		=>800	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

IO ONLY BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
NA			0.00%
=<500			0.00%
>500 =<520			0.00%
>520 =<540	1	255,091	0.09%	255,091	9.15%	540	74.06%	49.78%	100.00%	100.00%	100.00%	0.00%	0.00%
>560 =<580	8	1,314,223	0.45%	164,278	6.745%	580	80.00%	39.16%	100.00%	100.00%	50.52%	100.00%	100.00%
>580 =<600	167	36,852,584	12.60%	220,674	6.545%	589	79.73%	43.22%	100.00%	92.37%	26.31%	98.10%	92.10%
>600 =<620	137	37,229,519	12.73%	271,748	6.082%	610	78.51%	42.51%	100.00%	83.72%	46.53%	93.56%	83.55%
>620 =<640	116	31,759,585	10.86%	273,790	5.951%	630	78.54%	40.97%	100.00%	80.92%	50.68%	95.15%	80.41%
>640 =<660	164	47,287,203	16.17%	288,337	6.047%	650	79.26%	42.62%	100.00%	88.40%	29.57%	74.99%	92.13%
>660 =<680	164	48,565,021	16.60%	296,128	6.115%	670	78.89%	41.53%	100.00%	85.73%	27.19%	56.19%	88.40%
>680 =<700	117	38,430,434	13.14%	328,465	6.032%	690	79.48%	43.37%	100.00%	83.54%	21.81%	58.09%	86.13%
>700 =<750	116	40,021,588	13.68%	345,014	6.033%	720	79.61%	41.82%	100.00%	85.70%	8.58%	50.53%	90.53%
>750	32	10,759,323	3.68%	336,229	5.934%	769	79.94%	40.25%	100.00%	81.28%	5.96%	79.72%	98.02%
TOTAL	1,022	292,474,571	100.00%	286,179	6.113%	657	79.18%	42.21%	100.00%	85.84%	28.61%	73.99%	88.31%

IO PRINCIPAL BUCKET
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
=<50			0.00%
>50 =<75	4	260,103	0.09%	65,026	8.08%	599.5	80.00%	46.54%	100.00%	75.39%	0.00%	100.00%	100.00%
>75 =<100	29	2,615,844	0.89%	90,202	6.499%	633	77.85%	39.12%	100.00%	89.00%	16.61%	90.29%	83.78%
>100 =<500	896	233,954,017	79.99%	261,109	6.115%	653	79.34%	42.62%	100.00%	84.91%	29.30%	78.59%	90.51%
>500 =<600	58	31,571,937	10.79%	544,344	6.094%	683	79.43%	40.37%	100.00%	86.15%	19.28%	39.69%	91.12%
>600 =<700	24	15,663,173	5.36%	652,632	6.014%	674	78.44%	40.85%	100.00%	96.02%	29.48%	75.95%	83.64%
=>700	11	8,409,498	2.88%	764,500	6.121%	655	75.80%	41.21%	100.00%	91.08%	47.53%	65.28%	26.21%
TOTAL	1,022	292,474,572	100.00%	286,179	6.113%	657	79.18%	42.21%	100.00%	85.84%	28.61%	73.99%	88.31%